Trade and other receivables (Details) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019
TRADE AND OTHER RECEIVABLES
Trade receivables	$ 8.0	$ 5.9
Sales tax receivable	15.4	7.1
Unsettled provisionally priced concentrate derivatives and swap contracts (Note 14)	(0.9)	0.2
Proceeds due from the sale of Mesquite	12.8	9.0
Proceeds due from sale of Blackwater (Note 10)	39.3	0.0
Other	2.5	1.5
Total trade and other receivables	$ 77.1	$ 23.7